Exhibit 10.19

GUARANTY AND SURETYSHIP AGREEMENT

1. Identification. This Guaranty and Suretyship Agreement is made by the undersigned (hereinafter called the “Guarantor”), in favor of ________________ (hereinafter called “Lender”), to induce Lender into loaning LYTUS TECHNOLOGIES HOLDINGS PTV. LTD. (“Debtor”) the principal sum of one million Dollars ($1,000,000) (the ” Loan”). The Loan is evidenced by a Secured Promissory Note of Debtor payable to Lender, dated July , 2021 (the ’‘Note”). If there is more than one (l) Guarantor executing this Agreement, the obligations of all Guarantors hereunder shall be joint and several, and all words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require.

2.  Guaranty.

2.1 Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment in full, performance and discharge of any and all now existing or hereafter arising indebtedness or obligations of the Debtor to Lender of every kind or nature, however arising, including without limitation payment of principal, interest, loan administration charges and fees comprising or relating to the Loan. The foregoing Guaranty shall also extend to any obligations which the Debtor may incur to Lender under any agreement or by reason of any other financial accommodation between Lender and the Debtor made after the date hereof, whether or not presently contemplated.

2.2 Guarantor unconditionally guarantees the prompt, full and faithful performance and discharge by the Debtor of each and every term, condition, agreement, representation, warranty and provision on the part of the Debtor contained in the Note or in any modification, amendment or substitution thereof or in any document or instrument evidencing a financial accommodation between Lender and Debtor.

2.3 Guarantor shall, on demand, reimburse Lender for all expenses, collection charges, court costs and attorneys’ fees incurred by Lender in endeavoring to collect or enforce any of Lender’s rights and remedies against Debtor and/or Guarantor or any other person or concern liable thereto, including all attorneys’ fees, costs and expenses incurred by Lender as the result of any case or proceeding filed by or against any such person under any chapter of the United States Bankruptcy Code. All of the guaranty obligations listed in subparagraphs 2.1, 2.2 and 2.3 are referred to herein as the “Obligations.”

2.4 Guarantor shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Note or any financial accommodation shall be void or voidable as against Debtor or any of Debtor’s creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances, including without limitations failure by any person to file any document or to take any other action to make or any other financial accommodation enforceable in accordance with their respective terms. Guarantor also agrees that Guarantor’s obligations hereunder shall not be relieved in the event Lender fails to perfect or protect or otherwise impairs any collateral, whether as a result of Lender’s negligence or otherwise.

2.5 The obligations, covenants, agreements, and duties of the Guarantor under this Guaranty shall in no way be affected or impaired by the release of the Debtor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Note, by operation of law or otherwise.

3. Waivers of Guarantor.

(a) Guarantor does hereby waive notice of acceptance hereof, notice of the extension of credit from time to time given by Lender to Debtor and the creation, existence or acquisition of any Obligations hereby guaranteed, notice of the amount of the Obligations of Debtor to Lender from time to time, notice of adverse change in the Debtor’s financial condition or of any other fact which might increase Guarantor ’s risk, notice of presentment for payment, demand and protest, notice of default and all other notices and demands to which Guarantor might otherwise be entitled.

(b) Guarantor further waives the right to a jury trial in any action hereunder and any rights established by statute or otherwise to require Lender to institute suit against Debtor or to exhaust its rights and remedies first against Debtor, Guarantor being bound to the payment of each and all Obligations of Debtor to Lender as fully as if such Obligations were directly owing to Lender by Guarantor.

(c) Guarantor further waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor and any defense that other indemnity, guaranty, or security was to be obtained.

(d) Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any asset or property of Debtor or to any collateral for the Obligations of Debtor. Nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of the Obligations of Debtor with interest.

4. Guarantor’s Property as Security for Guaranty.

(a) Lender shall have a lien upon any and all property of Guarantor, now or at any time whatsoever, with or in the possession of Lender or anyone holding for Lender, as security for any and all obligations of Guarantor to Lender, or to any company which may now or at any time be its subsidiary, no matter how or when arising and whether under this or any other instrument or agreement or otherwise (the “Possessory Collateral”).

(b) To secure payment to Lender and performance of the obligations under the Note, Debtor hereby grants to the Secured Party a continuing security interest in the Collateral, to the extent permitted by law. The term “Collateral” shall mean all tangible and intangible assets in which Debtor has rights or the power to transfer rights, including, but not limited to, the following: (i) Accounts, Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Supporting Obligations, books and records (including, but not limited to, manual records, computer runs, print outs, tapes, disks, software, programs, source codes and other computer prepared information and equipment of any kind); and (ii) the Possessory Collateral; and (iii) all other tangible and intangible personal property, whether now owned or hereafter acquired, including policies of insurance thereon and all insurance proceeds and unearned premium in connection therewith, together with all accessions, additions to, replacements for and substitutions of Collateral and all cash and non-cash Proceeds and products thereof. Capitalized terms used in this Section 4(b) and not otherwise defined in this Guaranty shall each have the meaning set forth in the Uniform Commercia l Code as enacted by the State of New York (the “UCC”).

(c) Debtor hereby authorizes Lender, at any time and from time to time, to file financing statements, continuation statements, correction statements and amendments to financing statements, including financing statements that describe the Collateral in particular or as “all assets of the Debtor” or words of similar effect and that contain any other information required by the UCC for sufficiency or filing office acceptance of any financing statement, continuation statement, correction statement or amendment.

5. Consent to Lender’s Actions. Guarantor consents and agrees that, without notice to or by Guarantor, and without affecting or impairing the obligations of Guarantor hereunder, Lender may compromise or settle, extend the period of duration or the time for payment or discharge or performance of, or may refuse to enforce or may release any party to any and all of the Obligations, or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner any documents or agreements relating to such Obligations (other than this Continuing Guaranty) or may release, surrender, exchange, modify, impair, or extend the period of duration or time for performance, discharge or payment, of any and all deposits and other property securing the Obligations or on which Lender at any time may have a lien, or may refuse to enforce its rights, or may make any compromise or settlement or agreement therefor, in respect of any and all of such deposits and property, or with any party to the Obligations, or with any other person, firm or corporation whatsoever, or may release or substitute any one or more of the endorsers or guarantors of the Obligations , whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Obligations. Guarantor consents and agrees that Lender shall be under no obligation to marshal any asset in favor of Guarantor, or any of them, or against or in payment of any or all of the Obligations.

6. Reinstatement of Obligations. Guarantor further agrees that, to the extent Debtor makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential set aside and/or required to be repaid to a trustee, receiver or any other party under any insolvency act (including the United States Bankruptcy Code), state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof intended to be satisfied shall be revived as to Guarantor and continued in full force and effect as if said payment had not been made.

7. Subordination of Guarantor’s Claims. Any and all present and future debts and obligations of Debtor to Guarantor are hereby waived and postponed in favor of, and subordinated to, the full payment of the Obligations by Debtor to Lender, and as security for this Guaranty, Guarantor hereby assigns to Lender all claims of any nature by which they, or any of them, may now or hereafter have against Debtor.

8. Irrevocable Guaranty. Guarantor agrees that the liability of Guarantor on this Guaranty shall be irrevocable and shall be immediate and not contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Debtor or others, or the enforcement of any lien or realization upon any security Lender may at any time possess. In the event of the death of any Guarantor, this Guaranty shall continue in effect against his estate. Any attempted revocation shall be ineffective except if Lender shall have granted written consent thereto; Lender shall be under no obligation to grant such consent. Any such consent which Lender might grant with respect to one or more Guarantors would not release any other Guarantor or diminish his joint and several obligations.

9. Covenants and Warranties of Guarantor. Each Guarantor represents, warrants and covenants to Lender as an inducement to Lender to grant credit to Debtor that, as of the date of this Guaranty, the fair saleable value of Guarantor’s assets exceed its/his liabilities; Guarantor is meeting current liabilities as they mature; the financial statements of Guarantor furnished Lender are true and correct and include in the footnotes thereto all contingent liabilities of Guarantor; since the date of said financial statements, there has been no material adverse change in the financial condition of Guarantor; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money; Guarantor shall immediately give Lender written notice of any material adverse change in its/his financial condition, including but not Limited to litigation commended, tax liens filed, defaults claimed under his indebtedness for borrowed money or bankruptcy proceedings commenced against Guarantor, by Guarantor or any third party; Guarantor shall, at such reasonable times as Lender requests, furnish his current financial statements to Lender and permit Lender or its representatives to inspect, at Guarantor’s offices, Guarantor’s financial records and properties and make extracts therefrom in order to evaluate the financial condition of Guarantor.

10. Primary Nature of Guaranty. This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any Obligations of Debtor to Lender or with respect to the execution and delivery of any agreement between Debtor and Lender.

11. Cumulative Remedies. Lender shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing obligations of Guarantor to Lender, and against Debtor, to the full extend provided for in any loan agreement between Lender and Debtor. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. All of Lender’s rights, remedies and recourse are separate and cumulating; may be pursued separately, successively or concurrently; are nonexclusive; and the exercise of any one or more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.

12. Continuing Guaranty. This is a continuing guaranty. No action or proceeding by Lender against Debtor under any document or instrument evidencing or securing the Obligations shall serve to diminish the liability of Guarantor, except to the extent Lender realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Guarantor’s right of subrogation against Debtor. By acceptance hereof, Lender and Guarantor agree that Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “Continuing Guaranty” which risk includes, but with limitation, the possibility that Debtor will incur additional indebtedness for which Guarantor may be liable hereunder after Debtor’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.

13. Guarantor’s Independent Investigation of Debtor. Guarantor is fully aware of the financial condition of Debtor. Guarantor delivers this Guaranty based solely upon his/its own independent investigation, and in no part upon any representation or statement of Lender with respect thereto. Guarantor warrants, based on its investigation, that Debtor is in sound financial condition and will perform in accordance with the terms and conditions of the Note and the Loan Documents. Guarantor is in a position to assume and hereby assumes full responsibility for obtaining any additional information concerning Debtor’s financial condition as Guarantor may deem material to his obligations hereunder, and Guarantor is not relying upon, nor expecting Lender to furnish him, any information in Lender’s possession concerning Debtor’s financial condition.

14. Reaffirmation of Obligations. Guarantor agrees that he will promptly execute and deliver to Lender, or its designee, written reaffirmation of Guarantor’s obligations hereunder, if so requested by Lender from time to time. Guarantor’s absolute obligation to make such reaffirmations is not to be construed to infer an absence of liability on Guarantor’s behalf in any instance in which Guarantor is not asked to reaffirm (or fails to reaffirm) its obligations, notwithstanding any modification of Debtor’s obligations to Lender.

15. Binding Effect of Guaranty. Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon Lender shall vest in, and be enforceable by Lender, its successors and assigns. Each Guarantor and his respective heirs, executors, administrators, personal representatives, successors and assigns shall be jointly and severally bound and their respective sole and separate property and estate, together with their community property and estate, shall be jointly and severally bound by and liable for all of the terms, covenants and conditions of this Continuing Guaranty.

16. Governing Law. This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of New York.

17. Consent to Jurisdiction. As part of the consideration for Lender’s granting credit to Debtor, Guarantor hereby consents to the exclusive jurisdiction of the courts of the State of New York situated in New York County, New York, and/or the United States District Court for the Southern District of New York, in any and all actions or proceedings arising hereunder or pursuant hereto, and irrevocably agrees to service of process by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail, return receipt requested, directed to Guarantor at his last known address.

18. Purpose of Guaranty. Guarantor hereby acknowledges that it is entering into this Continuing Guaranty to induce Lender to make the Loan to Debtor, which loan is to be used for lPO bridge financing. Guarantor further acknowledges that it is a majority-owned subsidiary of Debtor and constitutes part of a single business enterprise controlled by Debtor, and that it will derive benefits from the making of the Loan and will receive reasonably equivalent value in exchange for the making of this Guaranty.

19. Modifications. No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or Limited, and signed by Guarantor and Lender.

20. Merger. This writing is intended by the parties as a final expression of this agreement of Guaranty and is intended also as a complete and exclusive statement of the terms of the agreement. No course of prior dealing between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this agreement of Guaranty.

21. Severability. In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

22. Notices. Guarantor agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or, in lieu of personal service, is mailed by first class certified mail, postage prepaid, addressed to Guarantor at the addresses set forth below. Any notice or demand so mailed shall be deemed received on the date of actual receipt or the first business day following mailing.

23. Confession of Judgment. THE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR THE GUARANTOR AND CONFESS JUDGMENT THEREIN FOR THE AMOUNT FOR WHICH THE GUARANTOR MAY BE OR BECOME LIABLE TO LENDER UNDER THIS GUARANTY, WITH OR WITHOUT DEFAULT, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY LENDER OR OF SUCH ASSIGNEE SETTING FORTH THE AMOUNT THEN DUE, PLUS ATTORNEYS’ FEES IN THE AMOUNT OF FIVE PERCENT (5%) OF SUCH AMOUNT, WITH COSTS OF SUIT, AND RELEASE OF ERRORS. IF A COPY HEREOF, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SAID PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE GUARANTOR WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. EXECUTION MAY IMMEDIATELY BE ISSUED ON THE JUDGMENT, WITHOUT PRIOR NOTICE OR HEARING, TO GARNISH, LEVY OR ATTACH ANY PENDING PROPERTY OF GUARANTOR. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT SHALL EXHAUST THE WARRANT, AND THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL ELECT, UNTIL ALL SUMS PAYABLE, OR THAT MAY BECOME PAYABLE, HAVE BEEN PAID IN FULL.

IN WITNESS WHEREOF, the undersigned Guarantor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with intent to be legally abound, has duly executed this Guarantee this day of July, 2021.

(NAME OF GUARANTOR)

By: